SUPPLEMENT TO THE
DAILY MONEY FUNDS
U.S. TREASURY PORTFOLIO - INITIAL CLASS
MONEY MARKET PORTFOLIO - INITIAL CLASS
DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS
PROSPECTUS
DATED DECEMBER 20, 1996
Effective until January 1, 1997, the following information supplements the information found in the seventh paragraph under the heading "Other Expenses" in the "Breakdown of Expenses" section, on page P-13:
Pursuant to the Plans and effective until January 1, 1997, the Board of Trustees has authorized FDC to compensate third parties at an annual rate of up to 0.38% of average aggregate balances maintained, and, in special circumstances, up to 0.40% of average aggregate balances maintained. This additional 0.02% will be paid to investment professionals who maintain assets in excess of $600 million in a single omnibus account.